UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report: January 8, 2008
(Date of earliest event reported)

First Consulting Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-23651 (Commission File Number)	95-3539020 (IRS Employer Identification No.)

111 W. Ocean Boulevard, 4th Floor, Long Beach, California (Address of Principal Executive Offices)	90802 (Zip Code)
(562) 624-5200
(Registrant’s Telephone Number, Including Area Code)
Not applicable

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT 99.1

Item 8.01. Other Events.
     On January 8, 2008, First Consulting Group, Inc. (“FCG”) issued a press release announcing that the Superior Court for the State of California, County of Los Angeles has denied a motion for preliminary injunction seeking to enjoin FCG’s special meeting of stockholders to vote on its proposed merger with Computer Sciences Corporation (NYSE: CSC). As a result of the ruling, the special meeting will proceed as scheduled on January 10, 2008 at 10:00 a.m., Pacific time, at the Hilton Long Beach and Executive Meeting Center, 701 West Ocean Boulevard, Long Beach, California.
     A copy of the press release issued by FCG is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits

Exhibit No.	Exhibit
99.1	Press release issued by First Consulting Group, Inc. on January 8, 2008.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST CONSULTING GROUP, INC.
Date: January 8, 2008	By:	/s/ Michael A. Zuercher
Michael A. Zuercher
Senior Vice President, Corporate Affairs And General Counsel